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Exhibit 10.8

                        , 2005

Merriman Curhan Ford & Co.
600 California Street, 9th Floor
San Francisco, California 94108

Re:
Treehouse Partners Corporation

Gentlemen:

        This letter is being delivered to you in connection with the Registration Statement on Form S-1 (File No. 333-126355) (as it may be amended and supplemented from time to time, the "Registration Statement") that was initially filed by Treehouse Partners Corporation, a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "SEC") on July 1, 2005, which relates to an underwritten initial public offering (the "IPO") of the Company's units (the "Units"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant ("Warrant"), which is exercisable for one share of Common Stock. Capitalized terms used but not otherwise defined herein shall have the meaning set forth on Schedule 1 hereto.

        In order to induce the Company to engage in the IPO and to take all steps necessary to effect the IPO, including the filing of amendments to the Registration Statement with the SEC, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

        (1)   At least six (6) business days prior to the effectiveness of the Registration Statement, the undersigned or certain of its affiliates or designees shall duly execute and deliver an irrevocable order to purchase Warrants to the representative of the underwriters identified in the Registration Statement (the "Order"), in substantially the form attached hereto as Schedule 2, with such terms and conditions as are consistent with the terms and conditions set forth in the Registration Statement at the time it goes effective and the terms and conditions set forth herein.

        (2)   The undersigned or certain of its affiliates or designees shall collectively, within the first sixty (60) trading days commencing on the date separate trading of the Warrants commences (the "Separation Date"), pursuant to the provisions set forth in the warrant agreement governing the terms and conditions of such Warrants (the "Warrant Agreement"), purchase for their own account up to an aggregate of $720,000 worth of Warrants at market prices not to exceed $1.20 per Warrant.

        (3)   The undersigned and its affiliates or designees shall not sell, transfer or otherwise dispose of, either directly or indirectly, any Warrants purchased pursuant to this letter agreement or the Order until the earlier of the Business Combination Date and the distribution of the trust account described in the Registration Statement to the Company's public stockholders.

        This letter agreement shall be binding on the undersigned and its respective successors and assigns.

        This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,
MGS PARTNERS, LLC
By:

Name: Title:
Accepted and agreed as of the date hereof:
TREEHOUSE PARTNERS CORPORATION
By:

Name: Title:

Schedule 1

SUPPLEMENTAL COMMON DEFINITIONS

        Unless the context shall otherwise require, the following terms shall have the following respective meanings for all purposes, and the following definitions are equally applicable to both the singular and the plural forms and the feminine, masculine and neuter forms of the terms defined.

        "Business Combination" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses in the technology-related sector, having, individually or collectively, a fair market value (as calculated in accordance with the Company's Certificate of Incorporation) of at least 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar business combination.

        "Business Combination Date" shall mean the date upon which a Business Combination is consummated, as conclusively established by a majority of the Independent Directors of the Company immediately following a Business Combination.

        "Effective Date" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

        "Independent Directors" shall mean the Company's directors that qualify as "independent" under NASD Rule 4200(a)(15), as amended.

Schedule 2

                        , 2005

Merriman Curhan Ford & Co.
600 California Street, 9th Floor
San Francisco, California 90108

Re:
Treehouse Partners Corporation

Gentlemen:

        This letter will confirm the agreement of the undersigned to purchase (the "Purchase Commitment") warrants (the "Warrants") of Treehouse Partners Corporation. (the "Company") that are included in the units (the "Units") being sold in the Company's initial public offering ("IPO") pursuant to the Company's registration statement on Form S-1 (File No. 333-126355) (as it may be amended and supplemented from time to time, the "Registration Statement"). The Purchase Commitment shall be subject to the terms and conditions set forth herein.

        The undersigned agrees that this letter agreement constitutes an irrevocable order (the "Order") for the representative of the Underwriters identified in the Registration Statement (the "Representative") to purchase for the undersigned's account, within the sixty (60) trading day period commencing on the date separate trading of the Warrants commences (the "Separation Date"), pursuant to the provisions set forth in the warrant agreement governing the terms and conditions of such Warrants (the "Warrant Agreement"), up to $720,000 worth of Warrants at market prices per Warrant not to exceed $1.20 per Warrant (the "Maximum Warrant Purchase"). The Representative (or such other broker dealer(s) as the Representative may assign the order to) agrees to fill such order in such amounts and at such times as it may determine, in its sole discretion, during the sixty (60) trading day period commencing on the Separation Date.

        The Representative further agrees that it will not charge the undersigned or any Designee (as defined below) any fees and/or commissions with respect to such purchase obligation. The undersigned may notify the Representative that all or part of the Order will be fulfilled by an affiliate of the undersigned (or another person or entity identified to the Representative by the undersigned (each a "Designee")) who (or which) has an account at the Representative and, in such event, the Representative will make such purchase on behalf of said affiliate or Designee; provided, however, that the undersigned hereby agrees to make payment of the purchase price of such purchase in the event that the affiliate or Designee fails to make such payment.

        This letter agreement shall be binding on the undersigned and its respective heirs, successors and assigns.

        This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,
MGS PARTNERS, LLC
By:
Name: Title:

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  Exhibit 10.8